Exhibit 99.1

Monster Worldwide, Inc. Investor Presentation OCTOBER 24, 2016 CONFIDENTIAL DRAFT

Cautionary Statement Regarding Forward-Looking Statements Statements in the presentation regarding MediaNews Group, Inc.’s (“MNG”) proposed partial tender offer for 10% of the common stock of Monster Worldwide, Inc. (“Monster”), MNG’s consent solicitation, Monster’s planned transaction with Randstad North America, Inc. (“Randstad”), the expected timetable for completing the planned transaction with Randstad, future financial and operating results, future capital structure and liquidity, benefits of the planned transaction with Randstad, general business outlook and any other statements about the future expectations, beliefs, goals, plans or prospects of the board or management of Monster include forward-looking statements. Any statements that are not statements of historical fact (including statements containing the words “expects,” “intends,” “anticipates,” “estimates,” “predicts,” “believes,” “should,” “potential,” “may,” “forecast,” “objective,” “plan,” or “targets” and other similar expressions) are intended to identify forward-looking statements. There are a number of factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: uncertainties as to the timing of completion of the planned transaction, the ability to obtain requisite regulatory approvals, the tender of a majority of the outstanding shares of common stock of Monster, the possibility that competing offers will be made and the satisfaction or waiver of the other conditions to the consummation of the planned transaction; the potential impact of the announcement or consummation of the planned transaction on relationships, including with employees, suppliers and customers; and the other factors and financial, operational and legal risks or uncertainties described in Monster’s public filings with the Securities and Exchange Commission (the “SEC”), including the “Risk Factors” sections of Monster’s Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent Quarterly Reports on Form 10-Q, as well as the tender offer documents filed and to be filed by Randstad, Randstad Holding nv and Monster. Forward-looking statements speak only as of the date the statement was made. Monster undertakes no obligation to update or revise any forward-looking statements except as required by law. Notice to Investors MNG’s proposed partial tender offer for 10% of the common stock of Monster has not yet commenced. This communication is for informational purposes only and does not constitute an offer to buy or a solicitation of an offer to sell any securities of Monster. If the partial tender offer is commenced, Monster may file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the partial tender offer. Investors are urged to read this document if and when it becomes available, as well as any other relevant documents Monster files with the SEC, carefully and in their entirety because they will contain important information. Investors may obtain a free copy of the Solicitation/Recommendation Statement and other documents (when available) that Monster files with the SEC at the SEC’s website at www.sec.gov. Randstad’s tender offer for all shares of Monster’s common stock commenced on September 6, 2016, and, in connection with the offer, Randstad, its parent, Randstad Holding nv, and its subsidiary, Merlin Global Acquisition, Inc., filed a tender offer statement on Schedule TO with the SEC and Monster filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC. Monster’s stockholders are strongly advised to read the tender offer statement (including the offer to purchase, letter of transmittal and related tender offer documents) and the related solicitation/recommendation statement on Schedule 14D-9 filed by Monster with the SEC because they contain important information about the proposed transaction. These documents are available at no charge on the SEC’s website at www.sec.gov. In addition, copies of the offer to purchase, letter of transmittal and other related materials are available free of charge by contacting MacKenzie Partners, Inc., the information agent for the tender offer, toll-free at (800) 322-2885 (or at +1 212-929-5500 collect if you are located outside the U.S. and Canada), or by email to monster@mackenziepartners.com. Monster and its directors and executive officers may be deemed to be participants in the solicitation of consent revocations from Monster stockholders in connection with the consent solicitation conducted by MNG and certain of its affiliates. Information about Monster officers and directors and their ownership of Monster shares is set forth in the proxy statement for Monster’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2016. Information about Monster officers and directors is set forth in Monster’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 11, 2016. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the participants in the solicitation of consent revocations in connection with the consent solicitation conducted by MNG and certain of its affiliates by reading the definitive consent revocation statement filed with the SEC on October 18, 2016 in response to the consent solicitation. Monster’s stockholders are strongly advised to read such consent revocation statement (including any amendments or supplements thereto) and any other relevant documents that Monster will file with the SEC because they contain important information. These documents are available at no charge on the SEC’s website at www.sec.gov. | Forward Looking Statements

Randstad’s offer is the only option for Monster stockholders to receive an all-cash premium value for all of their shares MediaNews Group (“MNG”), which is controlled by activist hedge fund Alden Global Capital, is asking stockholders to reject the Randstad transaction in exchange for the hope that an uninformed strategy may deliver greater value sometime in the future MNG is seeking consents for a weak board that, if elected, will allow MNG and Alden to effectively take control of Monster without paying a control premium to all Monster stockholders With Alden’s support, MNG’s nominees could force an outright sale of Monster to MNG at a price below Randstad’s offer, or prevent a sale of Monster without providing any real path forward for value creation MNG has not outlined any alternatives in the event its proposed actions are not achievable, creating significant downside risk for investors MNG’s indication of a partial tender offer to acquire a limited number of Monster shares is a common activist tactic that would risk the ability of all stockholders to realize immediate and certain cash value | Monster’s Board unanimously recommends that stockholders tender into Randstad’s offer of $3.40 and reject MNG’s consent solicitation Randstad Transaction Offers Substantial and Certain Value to Monster Stockholders

# Monster's Board Unanimously Recommends That Stockholders Tender Into the Randstad Offer and Reject MNG's Consent Solicitation

| | |
|---|---|
| **Purchase Consideration** | ○ All-cash tender offer for $3.40 per share<br>○ Total purchase price: ~$429 million (enterprise value) |
| **Substantial Immediate Premium** | ○ 22.7% to MWW closing stock price on 8/8/16<br>○ 30.1% to MWW 90-day VWAP[1] |
| **Implied Multiple** | EV to LTM[2] Adj. EBITA multiple:<br>○ 8.9x (excluding SBC)<br>○ 10.3x (including SBC)<br>EV to LTM[2] Cash EBITDA multiple:<br>○ 6.1x (excluding SBC)<br>○ 6.7x (including SBC) |
| **Clear Path to Completion** | ○ Customary closing conditions<br>○ HSR review complete<br>○ Form CO notification submitted to European Commission, which is currently expected to conclude its review by October 26 |
| **Expected Close** | ○ Q4 2016 |

1) 90 days ended 8/8/16
2) Last 12 months ended 6/30/16

MONSTER | 3

Conducted public strategic alternatives process in 2012-2013 Process conducted by two investment banks and included contacting numerous strategic and financial potential buyers and multiple detailed management presentations Process ended with no potential buyers wanting to proceed beyond due diligence Over the past 6 months, actively engaged in extensive discussions with 2 private equity firms and 3 strategic buyers None were willing to provide a written offer with price and closing terms Only Randstad submitted a written, detailed offer – and Monster Board negotiated an offer that delivers substantial premium and prompt closing Negotiated lower than “market” breakup fee in the event the Company terminated the Randstad offer in response to a superior proposal Quickly and diligently explored recent indication of interest from a PE firm at a price of $3.60 per share Following due diligence, PE firm decided to terminate discussions and withdrew its preliminary indication of $3.60, citing, among other factors, the Company’s updated FY16 forecast and lack of opportunity for potential cost cuts | Monster Board Committed to Maximizing Stockholder Value

Why Monster Stockholders Should Reject the MediaNews Group Proposal | MNG controlled by its activist fund affiliate just acquired its stake in Monster beginning in July 2016 MNG is making it up as it goes along – no directors lined up when it launched its solicitation, no plan until it delivered its "white paper" one week before the Randstad offer is closing MNG and its leadership have a track-record of poor decision-making and leading companies into bankruptcy MNG ignores the substantial actions that Monster has already taken in response to serious business headwinds (expense cuts, capex reduction and divestitures) Monster's Board has delivered a substantial premium after speaking with multiple potential buyers MNG’s indication of a partial tender offer to acquire a limited number of Monster shares is a common activist tactic that would risk the ability of all stockholders to realize immediate and certain cash value Based upon the price of Monster’s shares before the announcement of the Randstad transaction, the blended value of MNG’s offer would be far less than Randstad’s all-cash offer of $3.40 per share MNG: Offers no premium for all Monster shares Offers no real plan Is now attempting to distract and confuse Monster stockholders in order to block a substantial cash premium deal Source: New York Times, Village Voice, Wall Street Journal

MediaNews Group Has No Real Plan and No New Ideas MNG’s arguments are shifting and pinned on incorrect, unsupportable assumptions, which demonstrates a lack of understanding of Monster and the industry There is significant risk to MNG’s stated intentions and yet it has not outlined any alternatives in the event its proposals are not achievable, creating additional downside risk for investors MNG had NO directors lined up when it announced its noisy campaign to replace the Monster Board and it ultimately proposed a weak slate |

| 7 MNG’s Flawed Proposal Simplify the product offering and increase sales productivity Move to subscription based model The Facts Monster has already significantly simplified its product offering Current breadth of Monster’s product line is a key competitive advantage and a significant part of its client-focused solution sale which has been a top priority of management Additional products are sold either on a standalone basis or as an upsell to its core traditional job advertising products which represent ~50% of MWW’s current revenue Core traditional job advertising products have higher margins than new additional products Further, Monster already derives a meaningful portion of revenue from subscription model sales (e.g. Resume and Social Job Ads) Reduce sales staff Monster’s direct salesforce is a significant asset MNG’s facts are wrong – they claim Monster has 51,000 active clients in North America and Europe, but the real facts are: 140,000 active clients in North America and coverage of significantly larger number of win-back or new clients at any time 55,000 active clients in EU and coverage of significantly larger number of win-back or new clients at any time These numbers exclude the clients of our 1,000 Daily Newspaper Clients Further, Monster has already reduced layers of sales management in prior restructurings MNG’s Flawed Proposal The Facts MNG Proposals vs. the Facts

| 8 Focus Marketing Efforts on B2B customer acquisition and candidate acquisition, with a focus on ROI and execute a rebranding campaign to attract millennials Monster’s total marketing spend has been reduced significantly over the past several years—from $192 million in 2009 to an estimated $117 million in 2016—while improving KPIs Online marketing dollars are spent to drive job seeker traffic which supports Monster’s clients and core products—which have a very high ROI Have conducted significant B2B and millennial-focused campaigns over the past two years Increasing B2B marketing while not decreasing online marketing would not produce MNG’s proposed expense reduction Decreasing online marketing would increase customer churn—not reduce it as MNG posits MNG’s Flawed Proposal The Facts MNG’s Flawed Proposal Reduce expenses by $100 - $150 million through operational best practices The Facts MNG’s $100 - $150 million proposed expense cut would require a 1/3 reduction in headcount based on Monster’s current expense structure, which would necessarily require a reduction in revenue-generating sales staff MNG Proposals vs. the Facts (cont’d)

# Monster's Business Faces Substantial Challenges as a Standalone Company

- Monster has and continues to face significant challenges as a standalone company
  - Competition has intensified with companies owned by substantially larger, better capitalized parents who are able to be more aggressive on pricing
  - Meanwhile secular changes in the market continue to accelerate, challenging traditional posting business
- Through the first three quarters of 2016, Monster's revenue is down 10.8% versus the first three quarters of 2015
  - On average, Monster has underperformed consensus revenue estimates by 6.3% and consensus Cash EBITDA estimates by 29.2%[1]
  - Monster's third quarter revenue declined 14% year-over-year
- Continuing competitive pressure significantly impacted Q2 Cash EBITDA results that underperformed consensus by 52.1% and Q2'15 by 60.7%
- Enhancing Monster's competitive position within the current environment will require continued investment
  - Unlike some competitors, Monster cannot afford to compete aggressively on product marketing and pricing in pursuit of market share
  - Even with increased investment, Monster expects to operate in a low growth environment with substantial margin pressure for several years

## Monster Revenue



2015A
Consensus (2016)
2016A
$800
$700
$600
$500
$400
$300
$200
$100
$-
$172.9 $164.1 $157.8
$167.7 $158.3 $150.9
$167.1 $160.5 $144.0
$761.2(3)
$666.9
Q1
Q2
Q3 (2)
2015 Consensus
2015 Actual
Delta
'16A vs. '15A
'16A vs. Consensus
(8.7%)
(3.8%)
(10.0%)
(4.7%)
(13.8%)
(10.3%)
(12.4%)

## Monster EBITDA



Cash EBITDA
Adj. EBITDA
2015A
Consensus (2016)
2016A
120
100
80
60
40
20
0
$8.1
$20.8
$19.5
$17.8
$14.6
$7.0
$112.1(3)
$106.6
Q1
Q2
2015 Consensus
2015 Actual
Delta
'16A vs. '15A
'16A vs. Consensus
140.7%
(6.3%)
(60.7%)
(52.1%)
(4.9%)

**If the Randstad transaction does not close, Monster's stock price could trade down to or below the pre-announcement price of $2.77 per share and stockholders could lose significant value**

MONSTER | 9

Source: Wall Street research and Company filings
Note: Consensus estimates represent all available analysts estimates during the illustrated time period
1) Delta represents percentage difference between Consensus and Actual results during the time periods illustrated for 2016
2) Q3'16 Actual represents mid-range of preliminary management expectations of $143-$145 million
3) 2015 consensus estimates are pro-forma for sale of JobKorea and represent full year 2015 estimates available during Q1 2015

MediaNews Group and its Affiliates’ Track Record of Bankruptcy and Poor Decision-making | MNG is controlled by Alden Global, an arm of Smith Management and an activist firm Many of the leaders of MNG today were leaders of its predecessor, Affiliated Media, and/or its operating companies when their ill-advised acquisition strategy drove Affiliated Media to file for bankruptcy in 2010 Michael Koren, MNG’s current CFO, was VP and Controller prior to the bankruptcy Steve Rossi, MNG’s current President and CEO, was the CEO of its California subsidiary in charge of over 80 newspapers prior to the bankruptcy Marshall Anstandig, MNG’s current General Counsel, was General Counsel and Senior Vice President for Labor Relations of MNG or one of its operating companies prior to the bankruptcy After Reader’s Digest emerged from bankruptcy in 2010, Alden joined with other hedge funds to oust their board and drove them back into bankruptcy in 2013 In 2010, Alden and Angelo Gordon jointly purchased Philadelphia Media Network for $139 million and sold it two years later for $55 million Source: New York Times, Village Voice, Wall Street Journal New York Times – March 29, 1991

MNG had NO directors lined up when it launched its consent solicitation MNG has since cobbled together a slate which includes: MNG / Alden executives (Joseph Anto and Heath Freeman) Nominees who have zero experience serving on public company boards (Ethan Bloomfield and Joseph Anto) Nominees who lack experience in recruiting and technology-based companies (Daniel Dienst, Kevin Gregson and Heath Freeman) MNG’s nominees do not offer any skills or expertise beyond what already exists on the current Monster Board The main purpose of MNG’s nominees is merely to deliver MNG’s agenda | MediaNews Group’s Slate of Directors Will Implement its Flawed Agenda

| “[On a standalone basis,] we believe the stock is worth $2.00/share” Huber Research – October 6, 2016 “[MNG’s] plan is predicated on significantly reducing the rate of revenue decline or even returning to revenue growth, which we call into question given recent top line trends and the intensified competitive environment” B. Riley & Co. – October 7, 2016 “Rather than making a counterbid…the publisher wants to wrest control by persuading fellow investors to replace the board with directors of its own choosing. It’s a bad second-choice candidate for shareholders with a cash offer already in hand” Breakingviews – October 3, 2016 “We contend that termination of the Randstad offer would be disastrous for MWW shareholders” Avondale Partners - August 22, 2016 “If [MNG is] successful and the transaction does not close, we believe the stock will trade below the pre-offer price” B. Riley & Co. – October 7, 2016 Third Parties Agree: Randstad’s Offer is the Best Path Forward for Monster Stockholders Note: Permission to use quotations neither sought nor obtained “Randstad [is] the best path to value” Piper Jaffray – October 21, 2016

Randstad’s Offer Maximizes Value for All Stockholders Randstad’s offer is the only option for Monster stockholders to receive an all-cash premium value for all of their shares Monster faces significant challenges as a standalone company MNG and its affiliates have a track record of bankruptcy and poor decision-making MNG has no real plan, no new ideas and is proposing a weak board and only a possible tender offer for a small minority of shares Monster’s Board is committed to maximizing stockholder value | Monster’s Board unanimously recommends that stockholders tender into the Randstad offer and reject MNG’s consent solicitation